SECOND AMENDMENT TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      This Second Amendment to Amended and Restated Stockholders Agreement (the "AMENDMENT") is made and entered into as of this 25th day of February, 2005, by and among ClearStory Systems, Inc. (f/k/a/Insci Corp.), a Delaware corporation (the "COMPANY"), SCP Private Equity Partners II, L.P., a Delaware limited liability partnership ("SCP"), CSSMK, LLC, a Massachusetts limited liability company ("CSSMK"), Selway Partners, LLC ("SELWAY"), CIP Capital, L.P. ("CIP" and collectively with SCP, CSSMK, CIP and Selway, the "ORIGINAL PARTIES") and Klein Partners I, LLC, a New Hampshire limited liability company ("KLEIN" and collectively with the Original Parties, the "PARTIES").

                                    RECITALS

      WHEREAS, the Original Parties (holders of shares of the Company's Series C Convertible Preferred Stock) entered into that certain Amended and Restated Stockholders Agreement, dated as of March 31, 2004, which was amended by that certain First Amendment to Amended and Restated Stockholders Agreement, dated January 28, 2005 (as so amended, the "STOCKHOLDERS AGREEMENT"); and

      WHEREAS, as of the date hereof, Klein has purchased 128,892 shares of the Company's Series C Preferred Stock; and

      WHEREAS, the Company and the Parties wish to enter into this Amendment to, among other things, add Klein as a party to the Stockholders Agreement; and

      WHEREAS, capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Stockholders Agreement.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

      1. AGREEMENT TO BE BOUND.

      (a) Klein hereby agrees to be bound by the terms of the Stockholders Agreement as a Stockholder (as such term is defined and used in the Stockholders Agreement).

      (b) The Company and the Original Parties hereby agree that Klein shall be a Stockholder in accordance with the terms of the Stockholders Agreement.

      2. AMENDMENT TO SECTION 9.9. Section 9.9 of the Stockholders Agreement is hereby deleted and replaced in its entirety with the following:

      "9.9 AMENDMENT. This Agreement may be amended, altered or modified only by a writing signed by the Company and Stockholders holding at least two-thirds of the Series C Preferred Stock held by all Stockholders."

      3. NO OTHER CHANGES. As expressly amended by this Amendment, the Stockholders Agreement shall continue in full force and effect in accordance with its terms and is hereby confirmed and ratified in all respects. This Amendment and its terms and provisions shall be effective as of the date first above written. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the law (other than the law governing conflict of law questions) of the State of Delaware.

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

      IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS Agreement as of the date above written.

COMPANY:                        SCP PRIVATE EQUITY PARTNERS II, L.P.

CLEARSTORY SYSTEMS, INC.        BY: SCP PRIVATE EQUITY II GENERAL PARTNER, L.P.,
                                ITS GENERAL PARTNER

By: /s/ Henry F. Nelson         BY: SCP PRIVATE EQUITY II, LLC
    -------------------
Name:   Henry F. Nelson
Title:  President               By: /s/ Winston J. Churchill
                                    ------------------------
                                    Name: Winston J. Churchill
                                    Title: a manager


                                SELWAY PARTNERS, LLC


                                By: /s/ Yaron Eitan
                                    ---------------
                                Name: Yaron Eitan
                                Title:  Chairman


                                CIP CAPITAL, L.P.
                                BY: CIP CAPITAL MANAGEMENT, INC., ITS
                                GENERAL PARTNER


                                By: /s/ Edward J. Carey
                                    -------------------
                                Name: Edward J. Carey
                                Title: President


                                CSSMK, LLC


                                By: /s/ Henry F. Nelson
                                    -------------------
                                Name: Henry Nelson
                                Title: Manager


                                KLEIN PARTNERS I, LLC


                                By: /s/ Mitchell Klein
                                    ------------------
                                Name: Mitchell Klein
                                Title: President